                                                                   EXHIBIT 10(C)


                                PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of July 9, 1997, made by Astrex, Inc., a Delaware corporation, having offices at 205 Express Street, Plainview, New York 11803 (the "Pledgor"), in favor of Fleet National Bank, a national banking association, having offices at One Landmark Square, Stamford, Connecticut 06901 (the "Secured Party").


                              W I T N E S S E T H :
                              ---------------------


     WHEREAS, T.F. Cushing, Inc., a Massachusetts corporation having offices at 126 Myron Street, West Springfield, Massachusetts 01089 ("TFCI"), is a wholly-owned subsidiary of Pledgor and Pledgor is the record and beneficial owner of 99 shares of the common stock, no par value, of TFCI (the "TFCI Common Stock"); and

     WHEREAS, AVest, Inc., a Delaware corporation having offices at 205 Express Street, Plainview, New York ("AVest"), is a wholly-owned subsidiary of Pledgor and Pledgor is the record and beneficial owner of 11,725,907 shares of the common stock, par value $0.001 per share of AVest (the "AVest Common Stock"); and

     WHEREAS, the TFCI Common Stock and the AVest Common Stock (collectively, the "Common Stock") constitute 100% of the issued and outstanding capital stock of each of TFCI and AVest, respectively; and

     WHEREAS,  simultaneously  with the  execution  and  delivery of this Pledge
Agreement, the Pledgor and the Secured Party are executing and delivering a Credit and Security Agreement (as same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), of even date herewith; and

     WHEREAS, the execution and delivery of this Pledge Agreement by Pledgor is a condition precedent to the Secured Party extending any credit or other financial accommodations to the Pledgor under the Credit Agreement; and

     WHEREAS, the Pledgor shall derive substantial and material benefits, financial and otherwise, from any extension of credit or any other financial accommodation to such Pledgor under the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to extend any credit or any other financial accommodation to the Pledgor under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Secured Party as follows:

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                                      -2-


     1. DEFINED TERMS. The following terms shall have the following meanings as used herein:

     "BUSINESS DAY": any day other than Saturday or Sunday or other day in which banks are authorized to be closed in the State of Connecticut.

     "CODE": the Uniform Commercial Code from time to time in effect in the State of Connecticut.

     "COLLATERAL": any and all of the following (whether any item is mentioned once or more than once and whether now existing or arising at any time(s) in the future): (i) the shares of Common Stock listed on Schedule I attached hereto and made a part hereof, (ii) all other Pledged Stock, (iii) any and all other property (tangible or intangible) identified herein as additional collateral, and (iv) any and all Proceeds of any and all of the foregoing.

     "EVENT OF DEFAULT": the occurrence of any of the following (whether or not an event or circumstance is mentioned once or more than once): (i) any failure of the Pledgor to pay when due (whether due at maturity or by reason of demand or acceleration or otherwise) any other Obligation beyond any period of grace (if any) applicable thereto; (ii) any "Event of Default" as defined in the Credit Agreement or the occurrence or existence of any other event or condition the effect of which event or condition is to cause, or permit the Secured Party to cause, with the giving of notice if required, any of the liabilities or other obligations of the Borrower or any of the Obligations to become due prior to its stated maturity or, in the case of any such liabilities or other obligations or any Obligations consisting of a guaranty or the like, to become payable; (iii) any representation or warranty made by the Pledgor hereunder proves to have been incorrect or misleading in any material respect; (iv) any default by the Pledgor in the observance or performance of Section 5(b) hereof; or (v) any default by the Pledgor in the observance or performance of any other covenant or agreement set forth herein and such default shall continue unremedied for a period of thirty (30) calendar days after written notice of such default shall have been given to the Pledgor by the Secured Party.

     "LIEN": any security interest, mortgage, lien, pledge, charge, title retention agreement, hypothecation, levy, execution, seizure, attachment, garnishment, voting agreement, assignment or other encumbrance.

     "OBLIGATIONS": any and all Secured Obligations as such term is defined in the Credit Agreement. The Obligations shall include, but shall not be limited to, all

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                                      -3-



     indebtedness,   liabilities,   covenants  and  duties  of,  all  terms  and
     conditions to be observed by, and all other obligations of the Pledgor under this Pledge Agreement, whether now existing or hereafter arising.

     "PERSON": any individual, corporation, partnership, trust or unincorporated organization, a government or any agency or political subdivision thereof, or other entity.

     "PLEDGE AGREEMENT": this Pledge Agreement, as same may be amended, supplemented or otherwise modified from time to time.

     "PLEDGED STOCK": any and all of the following: (i) the shares of Common Stock listed on Schedule I attached hereto and made a part hereof, (ii) all capital stock, rights, options, or other securities identified herein as additional collateral and (iii) any and all stock certificates or other instruments or other writings evidencing any stock, rights, options or other securities referred to in clauses (i) or (ii) above.

     "PROCEEDS": proceeds of every kind, nature and description and in whatever form (whether cash or non-cash) including, but not limited to, any and all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

     2. GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Secured Party all the Pledged Stock listed on Schedule I and hereby grants to the Secured Party a first priority security interest in the Collateral, as collateral security for the full and prompt payment, performance and observance when due (whether due at the stated maturity, by demand, acceleration or otherwise) of the Obligations.

     This Pledge Agreement shall create a continuing security interest in the Collateral which shall remain in effect until all the Obligations, now existing or hereafter arises, shall have been paid in full and the Credit Agreement, the Note and the Security Documents shall no longer be in effect.

     3. STOCK POWERS. Concurrently with the delivery to the Secured Party of each certificate or other instrument or other writing representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, instrument or other writing duly executed in blank by the Pledgor with, if the Secured Party so requests, signature guaranteed.

     4.  REPRESENTATIONS  AND  WARRANTIES.  The Pledgor  represents and warrants that:
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                                      -4-


     (a) the shares of Pledged Stock listed on Schedule I constitute 100% of all the issued and outstanding shares of all classes of the capital stock of each of TFCI and AVest;

     (b) all the shares of the Pledged Stock listed on Schedule I have been duly and validly issued and are fully paid and nonassessable and there are no pending or contingent restrictions on transferability;

     (c) the Pledgor is the record, legal and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

     (d) upon delivery to the Secured Party of the stock certificates evidencing the Pledged Stock listed in Schedule I, the security interest granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable as such against the Pledgor and all those parties; and

     (e) this Pledge Agreement is the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Pledgor does not and will not violate any applicable law, or any agreement or instrument applicable to the Pledgor or any of Pledgor's property.

     5. COVENANTS. The Pledgor covenants and agrees with the Secured Party that, from and after the date of this Pledge Agreement until the Obligations are paid in full, any and all credit facilities between Pledgor and the Secured Party are terminated and the security interest granted pursuant to this Pledge Agreement is released:

     (a) If the Pledgor (i) shall, as a result of Pledgor's ownership of any of the Pledged Stock, become entitled to receive or shall receive any shares of capital stock (including, without limitation, any shares of capital stock representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option(s), rights, or other securities or other property whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of any Pledged Stock, or otherwise in respect thereof or (ii) shall at any time otherwise for any reason receive any capital stock, options, warrants or other equity securities of each of TFCI and AVest or any securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of each of TFCI and AVest (whether or not any of the securities referred to in this clause (ii) are related to the Pledged Stock identified on Schedule I or any other Pledged Stock), the Pledgor shall accept any and all of the same as the agent of the Secured Party, hold the same in trust for the Secured Party and deliver (to the extent same are certificated or otherwise evidenced by an instrument or other writing) any and all certificates, other instruments or other writings evidencing same forthwith to the Secured Party in the exact form received, duly endorsed by the Pledgor to the Secured Party, if required, together with, to the fullest extent applicable, an undated stock power(s) covering same duly executed in blank by the Pledgor and with, if the Secured Party so requests, signature guaranteed, any and all of the foregoing to be held by the Secured Party, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock (or any other Collateral) upon the liquidation or dissolution of the TFCI and/or AVest, as the case may be, shall be paid over to the Secured Party to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock (or any other Collateral) or any property (cash or non-cash) shall be distributed upon or with respect to the Pledged Stock (or any other Collateral) pursuant to the recapitalization or reclassification of the capital of the Borrower or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Secured Party to be held by the Secured Party hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock (or any other Collateral) shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Secured Party, hold such money or property in trust for the Secured Party, segregated from other funds of the Pledgor, as additional collateral security for the Obligations and so immediately deliver it to the Secured Party.

     (b) Without the prior written consent of the Secured Party, the Pledgor will not directly or indirectly (i) vote to enable, or take any other action to permit, TFCI and/or AVest, as the case may be, to hereafter issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of TFCI and/or AVest, as the case may be,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or permit any action to be taken in furtherance of any of the foregoing, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral or any interest therein, except for the Lien provided for by this Pledge Agreement and any other Liens in favor of the Secured Party. The Pledgor will defend the right, title and interest of the Secured Party in and to the Collateral against the claims and demands of all Persons whomsoever.

     (c) At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and/or deliver such further instruments and other documents and take such further actions as the Secured Party may request to perfect its security interest in any and all Collateral, or may otherwise reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of any and all of the rights, remedies and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, to be held as additional collateral pursuant to this Pledge Agreement.

     (d) The Pledgor agrees to pay, and to save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement or the exercise by the Secured Party of any of its rights, remedies or powers hereunder.

     6. VOTING RIGHTS; DIVIDENDS. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock, PROVIDED, HOWEVER, that Pledgor covenants to the Secured Party that no vote shall be cast or corporate right exercised or other action taken by Pledgor which, in the Secured Party's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of any agreement or instrument relating to any Obligation or any agreement or instrument between Secured Party and Borrower or from Borrower to Secured Party, including without limitation the Credit Agreement, this Agreement, or any other Financing Document (as defined in the Credit Agreement). The Secured Party, if an Event of Default shall have occurred or be continuing, shall have the right to receive and hold as additional collateral any dividends or other distributions on the Pledged Stock or other Collateral and, in the event that the Pledgor shall be delivered or otherwise have received (or be entitled to receive) any such dividends or other distributions, Pledgor shall hold same in trust and immediately turn over same to the Secured Party who may hold same as additional collateral.

     7. RIGHTS OF THE SECURED PARTY. (a) If any Event of Default shall occur and be continuing, (A) any and all shares of the Pledged Stock (and any other applicable Collateral) may, at the Secured Party's option, be registered in the name of the Secured Party or its nominee, and/or (B) the Secured Party or its nominee may exercise (i) all voting, corporate and any other rights pertaining to the Pledged Stock (and any other applicable Collateral), whether at any meeting of shareholders of TFCI and/or AVest, as the case may be, or otherwise and/or (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Stock (and any other applicable Collateral) as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock (and any other applicable Collateral) upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of TFCI and/or AVest, as the case may be, or upon the exercise by the Pledgor or the Secured Party of any right, privilege or option pertaining to such shares of the Pledged Stock (and any other applicable Collateral), and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock (and any other applicable Collateral) with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability to the Pledgor, but the Secured Party shall have no duty to the Pledgor to exercise any of the foregoing rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     (b) The rights of the Secured Party under this Agreement shall not be conditioned or contingent upon the pursuit by the Secured Party of any right or remedy against the Pledgor or against any other Person or against any security or collateral. The Secured Party shall have no obligation or duty (and shall not be liable for any failure) to demand, collect, apply or realize upon all or any part of the Collateral or for any delay in doing so, to collect or to sell or otherwise dispose of any Collateral (whether upon the request of the Pledgor or any other Person or otherwise and whether or not an Event of Default has occurred or the value of the Collateral has (or may) increase or decrease), to advise the Pledgor of any actual or anticipated changes in the value of the Collateral, to act as an investment advisor or insurer of any of the Collateral, to preserve rights against prior parties, to protect Collateral (except, with respect to Collateral in its possession, as specifically set forth in Section 12 below), to take any other action whatsoever with regard to the Collateral or any part thereof, or to seek payment from any particular source, and any such obligation or duty is hereby waived to the fullest extent permitted by applicable law.

     8. REMEDIES. If an Event of Default shall occur and be continuing, the Secured Party may exercise, in addition to all other rights, remedies and powers granted in this Pledge Agreement or in any other instrument or agreement, all rights, remedies, and powers whether as a secured party or otherwise, under the Code or other applicable law. Without limiting the generality of the foregoing, the Secured Party, without the need for demand of payment or other performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, TFCI, AVest or any other Person (all of which demands, defenses, advertisements and notices are hereby waived), may at any and all times demand, sue for, collect, receive, appropriate and/or realize upon any or all of the Collateral, and/or make any settlement or compromise which the Secured Party reasonably deems desirable with respect to any or all Collateral, and/or sell, assign, give option or options to purchase or otherwise dispose of and deliver any and all the Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is, to the fullest extent permitted under applicable law, hereby waived. The Secured

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                                      -8-


Party shall have the right to apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping by the Secured Party (or any agent or representative of the Secured Party) of any of the Collateral or in any way relating to the Collateral or the rights, remedies or powers of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Secured Party, to the payment of any and all of the Obligations (whether matured or unmatured), in such order and manner as the Secured Party may elect, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Secured Party account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any rights, remedies or powers hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, ten (10) calendar days prior written notice of the time and place of any public sale or of the time after which any private sale or other intended disposition is to be made shall be deemed reasonable. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall remain fully liable for any deficiency if the proceeds of any sale or other disposition or any application of the Collateral are insufficient to pay the Obligations and the costs and expenses of the Secured Party. Nothing contained in this Agreement shall be interpreted or construed so as to require the Secured Party to realize upon the Collateral prior to attempting to collect any of the Obligations, and the Secured Party may exercise all of its various rights, remedies and powers in such order and manner as Secured Party, in its discretion, shall deem advisable.

     9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Secured Party shall determine to exercise its right to sell any or all of the Pledged Stock (or other applicable Collateral) pursuant to Section 8 hereof, and if in the reasonable judgment of the Secured Party it is necessary or advisable to have the Pledged Stock (or other applicable Collateral), or any portion thereof, to be sold in a transaction which is required to be registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause TFCI and/or AVest, as the case may be, to (i) execute and deliver, and cause the directors and officers of the to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Secured Party, necessary or advisable to register the Pledged Stock (and, if requested by the Secured Party, such other Collateral), or that portion thereof to be sold, under the provisions of the Securities Act,
(ii) use Pledgor's best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock (and if requested by the Secured Party, such other Collateral) or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the

Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause TFCI and/or AVest, as the case may be, to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Secured Party shall designate and to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) The Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Stock (or other applicable Collateral), by reasons of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise (including without limitation the impracticability of such a public sale due to the value of the Pledged Stock or otherwise), and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Stock (or other Collateral) for the period of time necessary to permit the Borrower to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Borrower would agree to do so.

     (c) The Pledgor further agrees to use Pledgor's best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock (or other Collateral) pursuant to this Pledge Agreement valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

     10. RIGHTS OF SUBROGATION, CONTRIBUTION, REIMBURSEMENT OR INDEMNITY. The Pledgor shall not enforce any rights that the Pledgor may at any time have against TFCI and/or AVest, as the case may be, any other guarantor or any applicable collateral, including, but not limited to, rights of subrogation, exoneration, indemnity, reimbursement and contribution and whether arising by operation of law or otherwise, until all of the Obligations have been paid, observed and performed in full, except that this Section shall not apply to routine acts, such as the giving of notices and the filing of continuation statements, necessary to preserve any such rights.

     11. CERTAIN WAIVERS. The Pledgor waives (i) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon TFCI and/or AVest, as the case may be, or the Pledgor with respect to the Obligations or any obligations or liabilities of the Borrower to the Secured Party and (ii) the benefit of any marshalling doctrine with respect to the Secured Party's exercise of its rights, remedies or powers hereunder or otherwise.

     12. LIMITATION ON DUTIES REGARDING COLLATERAL. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation and protection of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar securities and property for its own account. Neither the Secured Party nor any of its officers, employees or agents shall be (i) liable or responsible for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or for any change in the value of any Collateral (whether before or after an Event of Default) or (ii) under any obligation to sell or otherwise dispose of any Collateral, whether upon the request of the Pledgor or otherwise.

     13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     14. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in such jurisdiction, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     15.  PARAGRAPH  HEADINGS.  The  paragraph  headings  used  in  this  Pledge
Agreement are for convenience of reference only and shall not affect the construction hereof or be taken into consideration in the interpretation hereof.

     16. NO WAIVER; CUMULATIVE REMEDIES; WAIVERS AND AMENDMENTS.

          (a) The Secured Party shall not by any act (except by a written instrument executed and delivered by the Secured Party in accordance with subparagraph (b) below), delay, indulgence, omission or otherwise be deemed to have waived any right, remedy or power hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, remedy or power shall operate as a waiver thereof. No single or partial exercise of any right, remedy or power hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power. A waiver by the Secured Party of any right, remedy or power hereunder on any one occasion shall not be construed as a bar to any right, remedy or power which the Secured Party would otherwise have on any future occasion. The rights, remedies and powers of the Secured Party herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights, remedies or powers provided by applicable law or any other agreement, instrument or other document. Secured Party may exercise any or all such rights, remedies and powers at any time(s) in any order which Secured Party chooses.

          (b) None of the terms or provisions of this Pledge Agreement may be amended, waived, supplemented or otherwise modified except by a written instrument executed and delivered by the party sought to be charged.

     17. SUCCESSORS AND ASSIGNS. This Pledge Agreement shall be binding upon the successors, assigns, heirs and representatives of the Pledgor and shall inure to the benefit of the Secured Party and its successors and assigns.

     18. NOTICES. Notices by one party to the other shall be in writing and may be given by mail, by overnight mail sent by Federal Express or other nationally recognized overnight courier, or delivery by hand, addressed to such party at the address set forth in the first paragraph hereof and shall be deemed given
(a) in the case of mail, four (4) Business Days after being deposited in the mail, first class postage pre-paid, (b) in the case of overnight mail, one (1) Business Day after being sent by overnight mail, and (c) in the case of delivery by hand, when delivered. Either party may change its address for delivery of notices by written notice to the other in the manner set forth in this Section 18.

     19. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO BORROWER. The Pledgor hereby irrevocably authorizes and instructs each of TFCI and AVest to comply with any instruction received by it from the Secured Party, on demand, in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that TFCI and AVest shall be fully protected in so complying.

     20. COSTS AND EXPENSES. The Pledgor hereby agrees to pay or reimburse the Secured Party, on demand, for all costs and expenses (including without limitation all reasonable attorneys' fees and disbursements and the reasonable fees and disbursements of all other experts including without limitation all accountants and appraisers) incurred by the Secured Party in connection with administrating, preserving, defending, protecting, exercising or enforcing this Pledge Agreement or any of its rights, remedies and powers hereunder, or attempting to do any of the foregoing, including without limitation all costs and expenses incurred in connection with the exercise of any right, remedy or power with respect to the Collateral.

     21. INTEGRATION. This Pledge Agreement represents the agreement of the Pledgor to the Secured Party with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the Guaranty.

     22. GENDER. Whenever the context herein so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice-versa.

     23. COUNTERPARTS. This Pledge Agreement may be executed in counterparts, each of which shall be considered an original but all of which together shall be deemed one instrument.

     24. GOVERNING LAW; JURY TRIAL WAIVER. (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PLEDGOR UNDER THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER.

     (b) THE PLEDGOR HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO OR CONNECTED WITH, THIS PLEDGE AGREEMENT.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Pledge Agreement as of the day and year first above written.


WITNESS:                            ASTREX, INC.


/S/ EDWARD A. WEISS                         /S/ IRENE MARCIC
------------------------                  -------------------------
Name:  Edward A. Weiss                     Name: Irene Marcic
                                           Title:  Vice President

                           ACKNOWLEDGMENT AND CONSENT


     Each of TFCI and AVest as referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby, to comply with the terms thereof insofar as such terms are in any way applicable to each of them, and to not take any action inconsistent with such terms. TFCI and AVest agree to notify the Secured Party promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.


                                            T.F. CUSHING, INC.


                                            By:      /S/ IRENE MARCIC
                                            -------------------------
                                            Name:    Irene Marcic
                                            Title:    Vice President


                                            AVEST, INC.


                                            By:      /S/ IRENE MARCIC
                                            -------------------------
                                            Name:  Irene Marcic
                                            Title:  Vice President

                                                                      SCHEDULE I
                                    To Pledge
                                    AGREEMENT
                                    ---------




                          DESCRIPTION OF PLEDGED STOCK
================================================================================
 GUARANTOR             OWNED BY      CLASS             STOCK             NO. OF
                                    OF STOCK      CERTIFICATE NO.        SHARES
================================================================================
T.F. Cushing, Inc.    Astrex, Inc.   Common             8                  99
================================================================================
AVest, Inc.           Astrex, Inc.   Common              1           11,725,907
================================================================================